Exhibit 10.29

RELEASE OF GUARANTEES

By its signature below, Gemino Healthcare Finance, LLC (together with its successors and assigns, “Lender”), hereby (i) releases each of ADK Georgia, LLC, ADK Powder Springs Operator, LLC, ADK Lumber City Operator, LLC, ADK Jeffersonville Operator, LLC, ADK LaGrange Operator, LLC, ADK Thomasville Operator, LLC, ADK Oceanside Operator, LLC, ADK Savannah Beach Operator, LLC, ADK Thunderbolt Operator, LLC, Attalla Nursing ADK, LLC, Mountain Trace Nursing ADK, LLC, Mt. Kenn Nursing, LLC, Erin Nursing, LLC and CP Nursing, LLC (collectively, “Bonterra/Parkview Guarantors”), from that certain Guaranty Agreement dated April 27, 2011, by Bonterra/Parkview Guarantors in favor of Lender (as at any time amended, restated, supplemented or otherwise modified, the “Bonterra/Parkview Guaranty”) with respect to the indebtedness and obligations owing by  ADK Bonterra/Parkview, LLC (“Borrower”), to Lender, (ii) releases AdCare Health Systems, Inc. (collectively, “AdCare Health Systems”) from that certain Guaranty Agreement dated October 29, 2010, by AdCare Health Systems in favor of Lender (as at any time amended, restated, supplemented or otherwise modified, the “AdCare Health Systems Guaranty”) with respect to the indebtedness and obligations owing by Bonterra/Parkview Guarantors to Lender, (iii) releases AdCare Operations, LLC (“Operations”; together with Bonterra/Parkview Guarantors and AdCare Health Systems, collectively, “Guarantors”) from that certain Guaranty Agreement dated November 29, 2011, by Operations in favor of Lender (as at any time amended, restated, supplemented or otherwise modified, the “Operations Guaranty”; together with the Bonterra/Parkview Guaranty and the AdCare Health Systems Guaranty, collectively, the “Guarantees” and each individually, a “Guaranty”) with respect to the indebtedness and obligations owing by Bonterra/Parkview Guarantors to Lender, and (iv) acknowledges and agrees that, from and after the date hereof, Guarantors shall have no liability or obligations under their respective Guaranty; provided, however, that, nothing in this Release of Guarantees (this “Release”) shall limit or otherwise affect any provision contained in any Guaranty which, by its express terms, survives the termination of the such Guaranty.  Each Guarantor hereby acknowledges and affirms all such surviving obligations under its applicable Guaranty.

This Release may be executed in any number of counterparts and by different parties to this Release on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.  Any manually executed signature delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

This Release is being executed in connection with that certain Payoff Confirmation Letter dated on or about the date hereof among Guarantors, Lender and the other parties thereto.  Each capitalized term used herein, unless otherwise defined herein, shall have the meaning ascribed to such term in that certain Credit Agreement dated October 29, 2010, as at any time amended, restated, supplemented or otherwise modified.  Except as modified hereby, the terms and provisions of the Loan Documents remain unchanged and in full force and effect.  Except as expressly provided herein, this Release shall not constitute an amendment, waiver, consent or release with respect to any provision of the Loan Documents, a waiver of any Default or Unmatured Event of Default thereunder, or a waiver or release of any of Lender’s rights and remedies (all of which are hereby reserved).

To induce Lender to enter into this Release, each Guarantor hereby releases, acquits and forever discharges Lender, and all officers, directors, agents, employees, successors and assigns of Lender, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (should any exist or arise), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that either Guarantor now has or ever had against Lender arising under or in connection with either Guaranty or otherwise.  Each Guarantor represents and warrants to Lender that such Guarantor has not transferred or assigned to any person or entity any claim that such Guarantor ever had or claimed to have against Lender.

[Remainder of page intentionally left blank; signatures begin on following page.]

IN WITNESS WHEREOF, Lender has caused this Release to be duly executed and delivered by its duly authorized officer, and Guarantors and Borrower have executed and delivered this Release, each on September       , 2012.

LENDER:

GEMINO HEALTHCARE FINANCE, LLC

By:	/s/ Jeffrey M. Joslin
Jeffrey M. Joslin, Senior Portfolio Manager

[Signatures continued on following page.]

Release of Guarantees

Acknowledged and agreed to:

GUARANTORS:

ADK GEORGIA, LLC
ADK POWDER SPRINGS OPERATOR, LLC
ADK LUMBER CITY OPERATOR, LLC
ADK JEFFERSONVILLE OPERATOR, LLC
ADK LAGRANGE OPERATOR, LLC
ADK THOMASVILLE OPERATOR, LLC
ADK OCEANSIDE OPERATOR, LLC
ADK SAVANNAH BEACH OPERATOR, LLC
ADK THUNDERBOLT OPERATOR, LLC
ATTALLA NURSING ADK, LLC
MOUNTAIN TRACE NURSING ADK, LLC
MT. KENN NURSING, LLC
ERIN NURSING, LLC
CP NURSING, LLC

By:	/s/ Martin Brew
Martin Brew, Chief Financial Officer

ADCARE HEALTH SYSTEMS, INC.

By:	/s/ Martin Brew
Martin Brew, Chief Financial Officer

ADCARE OPERATIONS, LLC

By:	/s/ Martin Brew
Martin Brew, Chief Financial Officer

BORROWER:

ADK BONTERRA/PARKVIEW, LLC

By:	/s/ Martin Brew
Martin Brew, Chief Financial Officer

Release of Guarantees